UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Genworth Financial, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GENWORTH FINANCIAL, INC. C/O CORPORATE SECRETARY 6620 WEST BROAD STREET RICHMOND, VA 23230

Your Vote Counts!

GENWORTH FINANCIAL, INC.

2024 Annual Meeting
Vote by May 22, 2024 11:59 PM ET. For shares held in the
Plan, vote by May 20, 2024 11:59 PM ET. For shares held in
the Canadian Plan, vote by May 21, 2024 5:00 PM ET.

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You invested in GENWORTH FINANCIAL, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material(s) for the stockholder meeting to be held on May 23, 2024.

Get informed before you vote
View Genworth’s proxy statement and annual report to stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 23, 2024 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/GNW2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Nine Directors Named in the Proxy Statement
Nominees:
1a.	G. Kent Conrad	For
1b.	Karen E. Dyson	For
1c.	Jill R. Goodman	For
1d.	Melina E. Higgins	For
1e.	Thomas J. McInerney	For
1f.	Howard D. Mills, III	For
1g.	Robert P. Restrepo, Jr.	For
1h.	Elaine A. Sarsynski	For
1i.	Ramsey D. Smith	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2024.	For
4.	Approval of an Amended and Restated Certificate of Incorporation to Remove All References to Legacy GE Provisions Including the Removal of References to Class B Common Stock and Renaming Class A Common Stock.	For
5.	Approval of an Amendment to Genworth’s Certificate of Incorporation to Provide Stockholders the Right to Request the Calling of a Special Meeting of Stockholders at a 25% Ownership Threshold.	For
NOTE: This notice represents the Board’s proxy card, as outlined in Genworth’s proxy statement.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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